UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2007

                              AQUACELL WATER, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-51723               86-0675195
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

           10410 Trademark Street, Rancho Cucamonga, CA          91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)

                                  (909) 987-0456
               --------------------------------------------------
               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

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ITEM 2.01.  Completion of Acquisition of Assets.


       (a) On April 17, 2007, the Registrant completed the acquisition set forth in the Definitive Stock Purchase Agreement with McPhee Environmental Supply, L.L.C. ("McPhee").

       (b) The assets consisted of all issued and outstanding securities of McPhee, and accordingly, McPhee became a wholly owned subsidiary of the Registrant.

       (c) The securities were acquired from George Armstrong, William Armstrong, Doug Hodson, Larry Gardener, and Charles Rodriguez, none of whom have any material relationship with the Registrant.

       (d) Total consideration at closing consisted of 1,500,000 shares of Registrant's common stock plus $40,000. Additional consideration of up to 1,500,000 common shares and $200,000 may be earned over the next twelve months.


ITEM 9.01.  Financial Statements and Exhibits.

       (a)(4) Financial Statements will be timely filed by amendment after completion of the above described transaction.



                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL WATER, INC.

Date: April 19, 2007                        By: /s/ Karen B. Laustsen
                                            ------------------------------------
                                                    Karen B. Laustsen
						    Secretary